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Nations Funds                             Nations Capital Growth Portfolio
101 South Tryon Street
33rd Floor                                Special Meeting of Shareholders
One Bank of America Plaza                 to be held on December 5, 2003
Charlotte, North Carolina  28255


                                    The undersigned hereby appoints Robert B.
                                    Carroll, Paul Caldarelli and Michael Simons
                                    (the "Proxies"), and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Nations Capital Growth Portfolio to be held at One Bank of America Plaza, 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina 28255, at 10:00 a.m. (Eastern time) on December 5, 2003, and at any adjournment(s) thereof. The Proxies shall cast votes according to the number of shares of Nations Capital Growth Portfolio which the undersigned may be entitled to vote with respect to the proposal set forth below, in accordance with the specification indicated, if any, and shall have all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said Proxies, or any of them, may lawfully do by virtue hereof or thereof.

                                    THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT
                                    OF THE NOTICE OF SPECIAL MEETING OF
                                    SHAREHOLDERS OF NATIONS CAPITAL GROWTH
                                    PORTFOLIO AND THE COMBINED PROXY
                                    STATEMENT/PROSPECTUS, DATED SEPTEMBER 26,
                                    2003.

                                    THIS PROXY IS SOLICITED ON BEHALF OF NATIONS
                                    CAPITAL GROWTH PORTFOLIO'S BOARD. PLEASE
                                    MARK, SIGN, DATE AND RETURN THIS PROXY CARD
                                    PROMPTLY, EITHER BY THE ENCLOSED POSTAGE
                                    PAID ENVELOPE, OR BY TELEPHONE OR BY
                                    INTERNET.

To vote by Telephone:

1) Read the Combined Proxy Statement/Prospectus and have the Proxy Ballot below at hand.
2)  Call toll-free 1-800-690-6903.
3) Enter the 12-digit control number set forth on the Proxy Ballot and follow the simple instructions.

To vote by Internet:

1) Read the Combined Proxy Statement/Prospectus and have the Proxy Ballot below at hand.
2)  Go to the website www.proxyvote.com.
3) Enter the 12-digit control number set forth on the Proxy Ballot and follow the simple instructions.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:


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               THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

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NATIONS CAPITAL GROWTH PORTFOLIO

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE PROPOSAL BELOW. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL.


Vote on Proposal

1. A proposed agreement and plan of reorganization that provides for the reorganization of Nations (Annuity) Capital Growth Portfolio into Nations (Annuity) Marsico Growth Portfolio.

                     FOR         AGAINST     ABSTAIN
                     |_|           |_|         |_|


   In their discretion, the Proxies, and each of them, are authorized to vote upon any other business that may properly come before the meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.

   Please sign below exactly as your name(s) appear(s) hereon. Corporate proxies should be signed in full corporate name by an authorized officer. Each joint owner should sign personally. Fiduciaries should give full titles as such.



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                                        Signature                        Date

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                                        Signature (Joint Owners)         Date



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